SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2008

.

AMERICAN UNITY INVESTMENTS, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

          0-32375

           65-0067192

(Commission File Number)

(IRS Employer Identification No.)

Room 308, 100 Yan Yue Lane, South Dong Si Street, Dong Cheng District. , Beijing, China  100011

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (8610) 6523-3262

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 9, 2008, Lisa Pang and Robert Goodman resigned as Directors of the Registrant. These individuals held no officer positions and was not appointed to any Board committees.  The Registrant will provide   each of Ms. Pang and Mr. Goodman with a copy of this Current Report on Form 8-K no later than the day of its filing with the Securities and Exchange Commission and will provide them with the opportunity to provide a letter to the Registrant indicating whether he agrees or disagrees with the statements made in this paragraph.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial Statements.

None

(b) Exhibits

99.1. Letter of Resignation of Lisa Pang. Filed herewith
99.1. Letter of Resignation of Robert Goodman.  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September  2, 2008

AMERICAN UNITY INVESTMENTS, INC.

By: /s/ Christian Lillieroos

     Christian Lillieroos

      Acting Chief Executive Officer